REGISTRATION RIGHTS AGREEMENT



              REGISTRATION RIGHTS AGREEMENT, dated as of May 27, 1998 (this "Agreement"), among ICON CMT CORP., a Delaware corporation (the "Transferee"), and each of the persons listed on Schedule A hereto (each, a "Transferor" and, collectively, the "Transferors").


                              W I T N E S S E T H:


              WHEREAS, the parties hereto are parties to an Agreement and Plan of Reorganization dated as of May 20, 1998 (the "Reorganization Agreement"), pursuant to which, among other things, the Transferors have agreed, subject to certain conditions, to exchange the Frontier Shares for the Icon Shares (unless indicated otherwise herein, each capitalized term used herein shall have the same meaning ascribed to it in the Reorganization Agreement);

              WHEREAS, the conditions to the Reorganization have been satisfied, and the Reorganization is being consummated contemporaneously with the execution of this Agreement; and

              WHEREAS, the Transferee and the Transferors desire to provide for the circumstances under which the Transferee will register the Icon Shares on behalf of the Transferors;

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained , the parties hereto hereby agree as follows:

       1. Definitions. Capitalized terms used but not defined elsewhere in this Agreement are defined as follows:

              1.1 "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Transferee, as amended, in effect on the date hereof.

              1.2    "Commission"   shall  mean  the   Securities  and  Exchange
Commission, or any other federal agency at the time administering the Securities Act.




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              1.3    "Exchange  Act" shall mean the  Securities  Exchange Act of
1934, as amended.

              1.4 "Registration Expenses" shall mean the expenses described in Section 4.

              1.5 "Restricted Securities" shall mean the shares of Icon Common Stock issued to each of the Transferors on the date hereof pursuant to the Reorganization Agreement (including the Escrowed Shares); provided, however, that Restricted Securities shall cease to be such when (i) a registration statement covering such Restricted Securities has become or been declared effective and they have been disposed of pursuant to that registration statement, (ii) eligible to be sold, transferred or distributed pursuant to or in compliance with Rule 144 (or any similar provision then in force) or any other exemption from registration under the Securities Act without restriction as to the amount of Restricted Securities being sold, or (iii) they have been otherwise transferred and the Transferee has delivered new certificates not subject to any stop transfer order or other restriction on transfer and not bearing a legend restricting transfer in the absence of an effective registration statement.

              1.6 "Securities Act" shall mean the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              1.7    "Selling  Expenses" shall mean the expenses so described in
Section 4.

       2.     Piggy-Back Registration.

              2.1 If the Transferee at any time proposes to register any Icon Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or Form S-4 or another form not available for registering Restricted Securities for resales to the public), each such time it shall give written notice to all holders of Restricted Securities of its intention so to do. Subject to the restrictions contained in the Affiliate Agreement, upon the written request of any holder of Restricted Securities, given within thirty (30) days after the date of any such notice, to register any of its Restricted Securities (which request shall state the intended method of disposition thereof), the Transferee shall use its best efforts to cause the Restricted Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Transferee, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Securities so registered. Notwithstanding anything to the contrary contained herein, the Transferee may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Restricted Securities. Any request by a holder pursuant to this Section 2 to register Restricted Securities shall specify that either (i) such Restricted Securities are to be included in the underwriting on the same terms and conditions as


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the shares of Icon Common Stock otherwise being sold through  underwriters under such registration or (ii) such Restricted Securities are to be sold in the open market without any underwriting, on terms and conditions comparable to those
normally   applicable  to  offerings  of  common  stock  in  reasonably  similar circumstances. In the event that any registration pursuant to this Section 2 shall be, in whole or in part, an underwritten public offering of Icon Common
Stock,  the  number  of  Restricted   Securities  to  be  included  in  such  an
underwriting may be reduced (pro rata among the requesting holders of Restricted Securities in accordance with the number of Restricted Securities owned by them) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect its ability to effect such offering in accordance with the intended method thereof. The Transferee represents and warrants to the Transferors that no holders of securities of the Transferee have been granted any registration rights other than as described in the Transferee's Registration Statement on Form S-1 (File No. 333-38339) declared effective by the Commission on February 12, 1998.

       3. Registration Procedures. If and whenever the Transferee is required by the provisions of Section 2 to use its best efforts to effect the registration of any shares of Restricted Securities under the Securities Act, the Transferee shall, as expeditiously as possible:

              3.1 prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable and remain effective for the period of the distribution contemplated thereby (in accordance with the selling Transferor(s) intended method of disposition set forth in such registration statement);

              3.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 3.1;

              3.3 furnish to each selling Transferor and to each underwriter, if any, such number of copies of the registration statement, the prospectus included therein (including each preliminary prospectus) and all amendments and supplements thereto as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Securities covered by such registration statement;

              3.4 use its best efforts to register or qualify the Restricted Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Securities or, in the case of an underwritten public offering, the managing underwriter shall reasonably request;

              3.5 notify each selling Transferor under such registration statement and each underwriter, if any, at any time, as promptly as practicable,
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when it has become effective, (ii) of any


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request by the  Commission  for  amendments  or  supplements  to a  registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, and (iv) of the receipt by the Transferee of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose;

              3.6 notify each selling Transferor under such registration statement and each underwriter, if any, as promptly as practicable, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein not misleading in the light of the circumstances then existing, and, as promptly as practicable, prepare a supplement or post-effective amendment to such registration statement or related prospectus or file any other required document to correct such misstatement or omission; and

              3.7 make available for inspection by each selling Transferor, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Transferee, and cause the Transferee's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

              For purposes of Sections 3.1 and 3.2 above, the period of distribution of Restricted Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Securities in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Securities covered thereby or six (6) months after the effective date thereof.

              In connection with each registration hereunder, the selling holders of Restricted Securities shall furnish to the Transferee in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws and to address any other reasonable concerns of the Transferee about such selling holders.

              In connection with each registration pursuant to Section 2 covering an underwritten public offering, the Transferee agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Transferee's size and investment stature, it being understood by the parties hereto that if such agreement shall contain any such provision applicable to the Transferee that is inconsistent with the provisions thereof, the provisions of such agreement shall


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control  and are hereby  accepted  by each  Transferor  who may sell  Restricted
Securities pursuant to Section 2.

              In connection with each registration hereunder, the Transferee shall furnish to each seller of Restricted Securities copies of such accountants' "comfort" letters, legal opinions and other documentation addressed to such seller as is provided to other holders of securities of the Transferee then being registered.

       4. Expenses. All expenses incurred by the Transferee in complying with Section 2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Transferee, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and fees and expenses of one counsel for the sellers of Restricted Securities, but excluding any Selling Expenses, are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Securities are herein called "Selling Expenses." The Transferee shall pay all Registration Expenses in connection with each registration statement filed pursuant to Section 2. All Selling Expenses incurred in connection with any sale of Restricted Securities by any participating seller shall be borne by such seller, or by such persons other than the Transferee (except to the extent the Transferee shall be a seller) as the participating sellers may agree.

       5.     Indemnification.

              5.1 In the event of a registration of any of the Restricted Securities under the Securities Act pursuant to Section 2, the Transferee shall indemnify and hold harmless each Transferor of such Restricted Securities thereunder and each other person, if any, who controls such seller within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such seller or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Securities were registered under the Securities Act pursuant to
Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such seller and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Transferee shall not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller or such controlling person or any underwriter in such offering in writing specifically for use in such registration statement or prospectus; provided, further, however, that, with respect to any untrue


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statement or alleged untrue  statement in, or omission or alleged omission from,
any  registration   statement  under  which  such  Restricted   Securities  were
registered under the Securities Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, the indemnity contained in this Section 5.1 shall not inure to the benefit of any seller of Restricted Securities pursuant to Section 2 from whom the person asserting any such losses, claims, damages or liabilities purchased any of such Restricted Securities to the extent that a prospectus or prospectus supplement was not sent or given to such person by such seller a reasonable time prior to such time as such person may legally have rescinded the purchase of such Restricted Securities and such prospectus or prospectus supplement was supplied by the Transferee to such seller.

              5.2 In the event of a registration of any of the Restricted Securities under the Securities Act pursuant to Section 2, each seller of such Restricted Securities thereunder, severally and not jointly, shall indemnify and hold harmless the Transferee and each person, if any, who controls the Transferee within the meaning of the Securities Act, each officer of the Transferee who signs the registration statement, each director of the Transferee, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities, joint or several, to which the Transferee or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Securities were registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Transferee and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller shall be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Transferee by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Restricted Securities covered by such registration statement.

              5.3 Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof,


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but the omission so to notify the  indemnifying  party shall not relieve it from any liability which it may have to any indemnified party under this Section 5, except to the extent that the indemnifying party shall have been prejudiced as a result of any such failure or delay in being so notified by such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel selected by such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 5 for any legal expenses subsequently incurred by such indemnified party
in  connection  with  the  defense  thereof  other  than  reasonable   costs  of
investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

              5.4 Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that conflict with the interests of the indemnifying party or (iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment (other than fees and disbursements of counsel as aforesaid). If the indemnification provided for in Sections 5.1 and 5.2 is unavailable or insufficient to hold harmless an indemnified party thereunder in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Transferee, on the one hand, and the sellers of such Restricted Securities, on the other, in


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connection with the statement or omissions that resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations, including the failure to give any notice under Section 5.3. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferee, on the one hand, or by the sellers of such Restricted Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              5.5 The Transferee and the sellers of Restricted Securities agree that it would not be just and equitable if contribution pursuant to this
Section 5 were determined by pro rata allocation (even if all of the sellers of Restricted Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 5.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to in Section 5.4 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section
5.4 and this Section 5.5, the sellers of such Restricted Securities shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Icon Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

       6. Changes in Common Stock. If, and as often as, there are any changes in the Icon Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Icon Common Stock as so changed.

       7.     Rule 144 Reporting. The Transferee agrees with you as follows:

              7.1 The Transferee shall use its best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act.

              7.2 The Transferee shall use its best efforts to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Transferee has become subject to such reporting requirements of the Exchange Act.


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              7.3    The  Transferee  shall furnish to such holder of Restricted
Securities forthwith upon written request (i) a written statement by the Transferee as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Transferee, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Securities to sell any such securities without registration.

       8.     Miscellaneous.

              8.1 Limitation of Authority. No provision hereof shall be deemed to create any partnership, joint venture or joint enterprise or association between the parties hereto, or to authorize or to empower any party hereto to act on behalf of, obligate or bind any other party hereto.

              8.2 Notices. Any notice or demand hereunder to or upon any party hereto required or permitted to be given or made shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram, telecopy, telex or similar electronic means, provided that a written copy thereof is sent on the same day by postage paid first-class mail, to such party at the following address:

       To any Transferor:     To the Transferors' Representative, at its address
                              set forth on Schedule 2.1 to the Reorganization
                              Agreement

       With a copy to:        Klehr, Harrison, Harvey, Branzburg & Ellers LLP
                              1401 Walnut Street
                              Philadelphia, Pennsylvania 19102
                              Attn: Robert W. Cleveland, Esq.
                              Fax: (215) 568-6603

       To the Transferee:     1200 Harbor Boulevard
                              Weehawken, New Jersey 07087
                              Attn: David L. Goret, Esq.
                              Vice President, Business Affairs
                               and General Counsel
                              Fax: (201) 601-1136

       With a copy to:        Parker Chapin Flattau & Klimpl, LLP
                              1211 Avenue of the Americas
                              New York, NY  10036
                              Attn: Michael Weinsier, Esq.
                              Fax: (212) 704-6288



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or such other  address as either party  hereto may at any time,  or from time to time, direct by notice given to the other party in accordance with this Section. The date of giving or making of any such notice or demand shall be, in the case of clause (a)(i), the date of the receipt; in the case of clause (a)(ii), five
(5) business days after such notice or demand is sent; and, in the case of clause (b), the business day next following the date such notice or demand is sent.

              8.3 Amendment. No amendment of this Agreement shall be valid or effective, unless in writing and signing by or on behalf of the parties hereto; provided, however, the Transferors' Representative may sign any amendment on behalf of all of the Transferors.

              8.4 Waiver. No course of dealing or omission or delay on the part of any party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

              8.5 Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of New York, without regard to principles of choice of law or conflict of laws that would defer to the substantive laws of another jurisdiction.

              8.6 Jurisdiction. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York and the United States District Court for the Southern District of New York in connection with any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in New York County, New York, or such District and agrees that service of any summons, complaint, notice or other process relating to such Proceeding may be effected in the manner provided by clause (a)(ii) of Section 8.2 hereof.

              8.7 Remedies. In the event of any actual or prospective breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages; provided, however, that the indemnification provisions of Section 5 shall be the sole and exclusive remedy with respect to third-party claims for monetary damages.

              8.8 Severability. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

              8.9 Further Assurances. Each party hereto covenants and agrees promptly to execute, deliver, file or record such agreements, instruments, certificates and other documents and to perform such other and further acts as the other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

              8.10 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The rights or any portion thereof of any Transferor herein may be assigned by such Transferor at its sole discretion (and thereupon by such assignee) without the consent of the Transferee to any Person who acquires at least such amount of Registrable Securities as equals the lesser of (a) 80% of the aggregate amount of Registrable Securities originally acquired by such Transferor and (b) Registrable Securities that consist of at least 100,000 shares of Icon Common Stock; provided, however, that (x) the Transferee is given prior written notice by the assignor stating the name and address of the permitted assignee and identifying the Registrable Securities with respect to which such rights are being assigned and (y) such assignee agrees in writing to be bound by the terms of this Agreement.

              8.11   Entire  Agreement.   This  Agreement  embodies  the  entire
agreement of the parties hereto with respect to the subject matter hereof and supersede any prior agreement, commitment or arrangement relating thereto.

              8.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


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                                      -11-

              IN WITNESS WHEREOF, the Transferee, by its duly authorized officer, and each Transferor have duly executed this Agreement as of the day and year first above written.


                                 The Transferee:

                                 ICON CMT CORP.


                                 By: /s/ Scott A. Baxter
                                     --------------------------------
                                     Name:      Scott A. Baxter
                                     Title:     President & CEO


                                 The Transferors:


                                     /s/ Robert Cooper
                                     --------------------------------
                                     ROBERT COOPER


                                     /s/ Natalie Cooper
                                     --------------------------------
                                     NATALIE COOPER


                                 U/D/T 3/18/98 FBO AMANDA JANE COOPER


                                 By: /s/ Natalie Cooper
                                     --------------------------------
                                     Name:      Natalie Cooper
                                     Title:     Trustee


                                 U/D/T 3/18/98 FBO HOLLY ELIZABETH
                                   COOPER

                                 By: /s/ Natalie Cooper
                                     --------------------------------
                                     Name:      Natalie Cooper
                                     Title:     Trustee

                                 U/D/T 3/18/98 FBO EVAN ROBERT COOPER


                                 By: /s/ Natalie Cooper
                                     --------------------------------
                                     Name:      Natalie Cooper
                                     Title:     Trustee


                                     /s/ Craig Douglass
                                     --------------------------------
                                     CRAIG DOUGLASS


                                     /s/ James Burke
                                     --------------------------------
                                     JAMES BURKE


                                     /s/ Ira Brind
                                     --------------------------------
                                     IRA BRIND


                                     /s/ Myrna Brind
                                     --------------------------------
                                     MYRNA BRIND


                                     /s/ Bruce Lindsay
                                     --------------------------------
                                     BRUCE LINDSAY


                                     /s/ Gary Bard
                                     --------------------------------
                                     GARY BARD


                                     /s/ Judy Bard
                                     --------------------------------
                                     JUDY BARD


                                     /s/ Michael Kramer
                                     --------------------------------
                                     MICHAEL KRAMER


                                     /s/ Joan Langer
                                     --------------------------------
                                     JOAN LANGER

                                     /s/ Jonathan Langer
                                     --------------------------------
                                     JONATHAN LANGER

                                   SCHEDULE A

                                   Transferors
                                   -----------


Robert Cooper
Natalie Cooper
U/D/T 3/18/98 FBO Amanda Jane Cooper
U/D/T 3/18/98 FBO Holly Elizabeth Cooper
U/D/T 3/18/98 FBO Evan Robert Cooper
Craig Douglass
James Burke
Ira Brind
Myrna Brind
Bruce Lindsay
Gary Bard
Judy Bard
Michael Kramer
Joan Langer
Jonathan Langer